UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1

to

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2011

This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K filed June 29, 2011

BERRY PLASTICS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	033-75706-01 (Commission File Number)	35-1814673 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Berry Plastics Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K filed June 29, 2011 to provide the exhibits and schedules to the Amendment to the Amended and Restated Revolving Credit Agreement described herein under Item 2.03.  The full text of the original Form 8-K, as amended, is set forth below.

Item 1.01  Entry into a Material Definitive Agreement

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03  Creation of a Direct Financial Obligation

On June 28, 2011, Berry Plastics Group, Inc., Berry Plastics Corporation (“Berry Plastics”) and certain of its subsidiaries entered into an Amendment (the “Amendment”) to their Amended and Restated Revolving Credit Agreement, dated as of April 3, 2007, with Bank of America, N.A. and certain other financial institutions to, among other things, increase the commitments under its revolving credit facility (the “Revolving Facility”) by $150 million to a total of $650 million and extend the maturity of the Revolving Facility to June 28, 2016, subject to certain conditions.  Additionally, pursuant to the Amendment, the interest rate on loans under the Revolving Facility was increased by between 0.25% and 1.00% for any quarterly period depending on the quarterly average daily borrowing availability.

Item 9.01  Financial Statements and Exhibits.

(d)                           Exhibits

Exhibit No.	Description
10.1

Amendment, dated as of June 28, 2011, to U.S. $400,000,000 Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., certain domestic subsidiaries party thereto from time to time, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions party thereto.

99.1*	Press Release issued by Berry Plastics Corporation, dated as of June 29, 2011.

*  Filed with the Current Report on Form 8-K dated June 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BERRY PLASTICS CORPORATION

Date:  May 3, 2012                                                           By:    /s/ Mark Miles

Name:   Mark Miles

Title:     Executive Vice President, Controller and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment, dated as of June 28, 2011, to U.S. $400,000,000 Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., certain domestic subsidiaries party thereto from time to time, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions party thereto.

99.1*	Press Release issued by Berry Plastics Corporation, dated as of June 29, 2011.

* Filed with the Current Report on Form 8-K dated June 29, 2011.